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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              SALIX HOLDINGS, LTD.
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             (Exact name of registrant as specified in its charter)


BRITISH VIRGIN ISLANDS                                    94-3267443
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(State or jurisdiction of                                (I.R.S. Employer
incorporation or organization)                          Identification No.)

3600 WEST BAYSHORE ROAD, SUITE 205, PALO ALTO, CALIFORNIA         94303
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(Address of principal executive offices)                     (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE.
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Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON SHARES, NO PAR VALUE.
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                                (Title of class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          Incorporated by reference to the section entitled "Description of Share Capital --Common Shares" in the Preliminary Prospectus included in the Registration Statement on Form S-1 (File No. 333-33781) (the "Registration Statement on Form S-1"), as originally filed with the Securities and Exchange Commission by the Registrant on August 15, 1997 and as subsequently amended.

ITEM 2.   EXHIBITS.

          The following exhibits are filed as part of this registration statement:

          Number    Description
          ------    -----------

          1.1/(1)/  Specimen Common Stock Certificate
          2.1/(2)/  Memorandum of Association of the Registrant.
          2.2/(3)/  Articles of Association of the Registrant.


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(1)  Incorporated by reference to Exhibit 4.1 to the Registrant's Registration
     Statement on Form S-1.
(2) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.
(3) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.
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                                   SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  October 27, 1997              SALIX HOLDINGS, LTD.


                                    By:   /s/ David Boyle
                                          -----------------------
                                          David Boyle
                                          Chief Financial Officer